                                                                   EXHIBIT 10.7


                     U.S. AUTOMOBILE ACCEPTANCE CORPORATION

                     CONTINUING PURCHASE AND SALE AGREEMENT



THIS PURCHASE AND SALE AGREEMENT, dated as of __________________________ (the "Agreement"), is made and entered into by and between U.S. AUTOMOBILE ACCEPTANCE SNP-IV, INC. (the "Purchaser"), and ___________________________________________
(the "Seller"). The Purchaser is a corporation with its principal place of business at 1120 NW 63rd, Suite G-108, Oklahoma City, OK 73116. The Seller's principal place of business is at _____________________________________________.


     Subject to the terms hereof, the Seller agrees to convey, and the Purchaser agrees to acquire, the new and used automobile and light-duty truck installment sale contracts and installment loan agreements now, previously and hereafter acquired, (collectively, the "Contracts").

     In consideration of the premises and the mutual agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller agree as follows:

                                   ARTICLE 1

DEFINITIONS

Whenever used herein, unless the context otherwise requires the following words and phrases have the following meanings:

SECTION 1.1 AMOUNT FINANCED shall mean as to any Contract the amount financed under the Contract toward the purchase price of the Financed Vehicle and related closing costs as shown in the contract documentation evidencing such Contract and as disclosed for Truth-In-Lending purposes.

SECTION 1.2 AGREEMENT shall mean this Purchase and Sale Agreement and all amendments hereof and supplements hereto.

SECTION 1.3 ANNUAL PERCENTAGE RATE OR APR shall mean as to any Contract and any time, the contractual rate of interest then being borne by such Contract, as determined therein.

SECTION 1.4 CLOSING DATE shall mean the dates as the Seller and the Purchaser shall agree.

SECTION 1.5 COMPUTER TAPE shall mean the computer tape, floppy disks and print-outs generated by the Seller which provided information relating to the Contracts.

SECTION 1.6 CONTRACT shall mean the automobile and light-duty truck installment sale contracts described in the Contract Schedule. The Contracts include, without limitation, all related security interests and any rights to receive payments which are received pursuant thereto from and after the purchase Date.

SECTION 1.7 CONTRACT FILE shall mean as to any Contract (a) the original copy of the Contract, (b) the original certificate of title for the related Financed Vehicle with the first lien therein in favor of the Seller noted thereon, (c) any extension, modification or waiver agreement(s) relating to such Contract, and (d) all documents evidencing the existence of any Insurance Policies.

SECTION 1.8 PURCHASE DATE shall mean the date the contract is purchased by the purchaser or such other date as the purchaser and seller shall agree.

SECTION 1.9 FINANCED VEHICLE shall mean the Motor Vehicle, together with all accessions thereto, securing an Obligor's indebtedness under a Contract.

SECTION 1.10 INSURANCE POLICIES shall mean all physical damage, comprehensive and collision, fire and theft insurance policies maintained by the Obligors with respect to the Financed Vehicles, the vendor's single interest insurance policy providing coverage upon repossession of a Financed Vehicle, and any credit life and disability insurance maintained by or on behalf of the Obligors and benefiting the holders of the Contracts.

SECTION 1.11 MOTOR VEHICLE shall mean a used automobile or light-duty truck.

SECTION 1.12 OBLIGOR shall mean each person who is indebted under, or has guaranteed, a Contract, or who has acquired a Financed Vehicle subject to a Contract.

SECTION 1.13 PERSON shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, incorporated organization, or government or any agency or political subdivision thereof.

SECTION 1.14 UCC shall mean the Uniform Commercial Code as now in effect in the relevant jurisdiction or as hereafter amended.

                                    ARTICLE 2

SALE AND CONVEYANCE OF CONTRACTS; POSSESSION OF CONTRACT FILES

SECTION 2.1 SALE AND CONVEYANCE OF CONTRACTS(a) The Seller, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and convey to the Purchaser all right, title and interest of the Seller in, to and under: (i) the Contracts, including all payments of principal and interest, late charges and other similar payments due thereon and accruing after the Purchase Date; (ii) The security interests created by the Contracts, and other rights of the Seller arising out of such security interests, in the Financed Vehicles; (iii) all Insurance Policies relating to the Financed Vehicles or the Contracts; (iv) all documents and information contained in the Contract Files; and (v) all proceeds derived from any of the foregoing. (b) At the request of the Purchaser, the Seller will, at the Seller's expense, promptly: (i) take or cause to be taken any further action necessary or appropriate to effect or perfect the sale and conveyance made hereby; (ii) execute or cause to be executed such documents and instruments as are necessary or appropriate to effect or perfect the sale and conveyance made hereby; and (iii) obtain from third parties all documents, instruments, waivers and releases necessary, and to take all other action requested by the Purchaser, to facilitate the sale and conveyance made hereby.

SECTION 2.2 PURCHASE PRICE; PAYMENTS. (a) The purchase price for the Contracts shall be the amount set forth on the purchaser's funding commitment. Upon satisfaction of the conditions in the commitment, the Purchaser shall pay the Purchase Price to the Seller. (b) The Purchaser shall be entitled to all payments on the Contracts received on and after the Purchase Date, including uncollected but earned interest.

SECTION 2.3. INDEMNITY BY THE SELLER.

The Seller shall protect, defend, indemnify and hold the Purchaser and its assigns and their attorneys, accountants, employees, officers and directors harmless from and against all losses, liabilities, damages, judgments, claims, counterclaims, demands, actions, proceedings, costs and expenses (including reasonable attorneys' fees) of every kind and character resulting from or relating to or arising out of (a) the inaccuracy, nonfulfillment or breach of any representation, warranty, covenant or agreement made by the Seller herein, or (b) any legal action, including any counterclaim, to the extent it is based upon alleged facts that, if true, would constitute a breach of any representation, warranty, covenant, of violation of a state of federal consumer protection law, or agreement made by the Seller herein, or (c) any actions or omissions of the Seller or any employee or agent of the Seller, or any reckless or willful misconduct with respect to any of the Contracts or the Financed Vehicles.

                                   ARTICLE 3

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER

SECTION 3.1. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller hereby represents and warrants to, and agrees with, the Purchaser as of the Closing Date as follows:

ORGANIZATION AND GOOD STANDING. The Seller has the power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted.

AUTHORIZATION; BINDING OBLIGATIONS. The Seller has the power and authority to make, execute, deliver and perform this Agreement and effect all of the transactions contemplated to be performed by it under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

NO VIOLATIONS. The execution, delivery and performance of this Agreement by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court of competent jurisdiction applicable to the Seller or the charter or bylaws of the Seller, or constitute a material breach of any mortgage, indenture, loan agreement or other contract to which the seller is a party or by which the Seller may be bound.

LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending or, to the knowledge of the Seller, threatened against the Seller or any of its properties, including specifically the Contracts.

SECTION 3.2. WARRANTIES AS TO EACH CONTRACT. The Seller hereby makes the following warranties as to each Contract conveyed by it to the Purchaser hereunder:

CHARACTERISTICS OF CONTRACTS. The Contract (i) has been originated by the Seller in the ordinary course of the Seller's business and has been fully and properly executed by the parties thereto, (ii) is secured by a valid, subsisting, and enforceable first priority security interest in favor of the Seller in the Financed Vehicle, which security interest is assignable by the Seller to the Purchaser, (iii) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral for the benefits of the security provided thereby, (iv) provides for payments which fully amortize the Amount Financed over the original term and provide interest at the related APR over the term of the loan, (v) provides for, in the event the Contract is prepaid, a prepayment that fully prepays the outstanding principal balance thereof and includes accrued and unpaid interest at least through the date of prepayment in an amount equal to the APR and (vi) has not, as of the Purchase Date, been modified as a result of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

CONTRACT SCHEDULE. The information set forth in the Contract Schedule with respect to such Contract was true and correct as of the opening of business on the Closing Date, and the Closing Date principal balance and the APR of each such Contract have been accurately and correctly calculated.

COMPLIANCE WITH LAW. The Contract, and the sale of the related Financed Vehicle, complied with at the time it was originated or made, and will comply as of the Purchase Date, in all respects with all requirements of applicable federal, state and local laws, and regulations thereunder, including without limitation, the Federal Truth-In-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, Federal Reserve Board Regulations B, Z and AA, any state adaptations of the National Consumer Credit Protection Act, any state adaptations of the Uniform Consumer Credit Code, and, to the best of Seller's information and belief, any other applicable consumer credit, equal opportunity, and disclosure laws.

BINDING OBLIGATION. The Contract constitutes the genuine, bona-fide, valid, and binding obligation of the Obligor, enforceable by the holder thereof in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and the application of equitable principles (regardless of whether such enforcement is considered in a proceeding or in equity or at law). No Obligor has filed or had filed against it any protection for relief, rearrangement of its debts or other protection from its creditors under any state or federal bankruptcy or insolvency laws.

CONTRACTS IN FORCE. The Contract has not been satisfied, subordinated, waived, restricted, rescinded or held to be invalid or unenforceable, and the Financed Vehicle has not been released from the lien granted by the Contract in whole or in part.

NO AMENDMENT OR WAIVER. No provision of the Contract has been amended, waived, altered or modified in any respect, except pursuant to a document, instrument or writing included in the Contract File and reflected in the Electronic Ledger and no such amendment, waiver, alteration or modification causes such Contract not to conform to the other warranties contained in this Section, nor renders it invalid or unenforceable.

NO DEFENSES. The Contract is not subject to any right of rescission, setoff, counterclaim or defense including the defense of usury, and the operation of any of the terms of the Contract, or the exercise of any right thereunder, will not render the Contract unenforceable in whole or in part or subject to any right of rescission, right of cancellation, setoff, counterclaim or defense, including the defense of usury and no such right of rescission, right of cancellation, setoff, counterclaim or defense has been asserted with respect thereto. The interest rate charged in each Contract is lawful in the jurisdiction governing the transactions.

NO LIENS. There are no undisclosed liens or claims, including liens for work, labor, materials or unpaid state or federal taxes relating to the Financed Vehicle, that are or may be liens prior to, or equal to or coordinate with, the lien granted by the Contract.

GOOD TITLE. The Contract has not been sold, assigned, hypothecated, pledged or otherwise conveyed by the Seller to any person other than the Purchaser, and, immediately prior to the transfer and assignment herein contemplated, the Seller
(i) had good and marketable title to the Contract free and clear of any encumbrance, equity, lien, pledge, charge, claim, security interest or other right or title of any third party, (ii) was the sole owner thereof, and (iii) had full right, power and authority to transfer and assign the Contract to the Purchaser without lien, claim or interest of any kind by any Person.
Immediately upon the transfer and assignment of the Contract to the Purchaser, the Purchaser shall have good and marketable title to the Contract, free and clear of any encumbrance, equity, lien, pledge, charge, claim, security interest or other right or title of any other Person and the transfer will be valid and enforceable under the UCC.

LAWFUL ASSIGNMENT. The Contract has not been originated in, and is not subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Contract hereunder or pursuant to which transfers of the Contracts are unlawful, void or voidable.

ALL FILINGS MADE. All filings, including UCC filings, necessary in any jurisdiction to give the Purchaser a first priority perfected security interest (or ownership interest) in the Contract have been made.

ONE ORIGINAL. There is only one original executed Contract, which has been conveyed by the Seller to the Purchaser.

OBLIGATIONS; NO IMPAIRMENT. The Seller has fulfilled all obligations on its part to be fulfilled under, or in connection with, the Contract in a timely manner and has done nothing to impair the rights of the Purchaser in the Contract or the proceeds thereof.

NO FRAUD OR MISREPRESENTATIONS. The Contract was originated without any conduct constituting fraud or misrepresentation, failure of consideration, or forgery or alteration.

POSSESSION. Immediately after the Purchase Date, the Purchaser will have possession of the original Contract and the related Contract File, and the original title to the automobile securing the Contract, and there are and there will be no undisclosed custodial agreements in effect adversely affecting the right or ability of the Seller to make, or cause to be made, any delivery required hereunder.

TAXES. All ad valorem or excise taxes of any nature or description whatsoever and all recording fees and title transfer costs relating to the Contracts have been paid in full.


INFORMATION. All financial statements, tax returns, journals, ledgers, customer applications, bookout sheets, and all other information furnished to the Purchaser in connection with the purchase of the Contracts was or will be at the time furnished true and correct in all respects, and the Seller has not made any untrue statement of material fact or omitted to state any material fact to the Purchaser or any of its officers and agents in connection with the purchase by the Purchaser of the Contracts.


DOWN PAYMENT. The seller acknowledges that the amount of the down payment shown on the contract is material information upon which the purchaser has relied in negotiating the amount to be paid to the seller, and seller therefore represents and warrants that the down payment reflected on the contract has actually been paid, and is not subject to any set-off, refund, or rebate.

SECTION 3.3. OTHER WARRANTIES AS TO THE CONTRACTS. The Seller represents and warrants that:

AMOUNTS. The aggregate future payments, both principal and interest, of the Contract/s as of the Purchase Date were equal to the amount set forth in the contract/s.

CHARACTERISTICS. The Contracts had the following characteristics in the as of the Purchase Date: (i) each Contract is a retail installment sales contract for the purposes of used Financed Vehicle statutes; (ii) each Contract was originated in the State of Oklahoma; (iii) all Financed Vehicles securing the Contracts have never been titled as salvaged, reconditioned, reconstructed, or flood damaged Motor Vehicles and (iv) the mileage of each vehicle is as represented in the purchase agreements.

MARKING RECORDS. By the Closing Date, the Seller will have caused the portions of the Electronic Ledger relating to the Contracts to be clearly an unambiguously marked to show that such Contracts are owned by the Purchaser and, upon the Purchaser's request, shall provide the Purchaser with evidence of such marking.

NO ASSIGNMENT. The Seller has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the Insurance Policies or payments due under the Contract that is senior to, or equal with, that of the Purchaser.


SECTION 3.4 MISREPRESENTATIONS; BREACH OF WARRANTIES AND/OR COVENANTS. In the event of seller misrepresentation, breach of warranties or covenants of the seller, seller will immediately upon demand by the purchaser, repurchase any contracts affected by said misrepresentation or breach. The repurchase price shall be the principal amount owed on each affected contract, plus accrued interest, cost of repossession, legal costs, and any other cost or damages incurred by the purchaser related to said misrepresentation or breach.


                                    ARTICLE 4

OBLIGOR PAYMENT DEFAULTS; FULL AND LIMITED RECOURSE

See Attached - Insert

                                    ARTICLE 5
MISCELLANEOUS PROVISIONS

SECTION 5.1. AMENDMENT. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser.

SECTION 5.2. DISPUTES. In the event of a dispute regarding the breach of any representations or warranty, or the performance of this agreement, and if the Seller and the Purchaser cannot otherwise agree, the matter shall be submitted to binding arbitration under the International Rules of the American Arbitration Association, before an independent qualified expert by both parties in Oklahoma City, Oklahoma.

SECTION 5.3. FURTHER ASSURANCES. In order to facilitate enforcement of the Investor's rights hereunder with respect to the Contracts and the Financed Vehicles, the Seller shall, promptly after the request by the Purchaser or its assigns, and at the Seller's expense, do and perform or cause to be done and performed every reasonable act and thing necessary or advisable to carry out to the intent of this Agreement (including, without limitation, that the Purchaser has the right and ability to enforce payment and performance of the Contracts.) The Seller hereby grants a limited power of attorney to the Purchaser for the specific purpose of exercising all rights and remedies the Seller would have with respect to the Contracts and the Financed Vehicles securing them, but for sale of the Contracts to the Purchaser.

SECTION 5.4. COUNTERPARTS. For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument

SECTION 5.5. SURVIVAL. The obligations of the Seller and the Purchaser under this Agreement and the representations and warranties in Article III shall survive the sale of the Contracts to the Purchaser.

SECTION 5.6. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Oklahoma and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without giving effect to the conflict of laws principles thereof. This Agreement is performable in Dallas County, Texas and Oklahoma County, Oklahoma which is proper venue for all legal proceedings.

SECTION 5.7. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, telecopied (with receipt confirmed by telephone call to the person, or a member of the department, specified for attention) or mailed by first class mail, postage prepaid as follows:

                  IF TO PURCHASER:
                  U.S. AUTOMOBILE ACCEPTANCE SNP-IV, INC.
                  1120 NW 63RD #G-108
                  OKLAHOMA CITY,  OKLAHOMA  73116

                  IF TO SELLER:

                  ---------------------------------------------------

                  ---------------------------------------------------

                  ---------------------------------------------------  or to such other address as may hereafter be furnished by either party to the other.

SECTION 5.8. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

SECTION 5.9. NO PARTNERSHIP. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto.

SECTION 6.0. SUCCESSOR AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the Seller and the Purchaser and their respective successors and assigns.

IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

SELLER:                                            BY:
       -------------------------------------------     ----------------------------------------------

NAME:                                              TITLE:
       -------------------------------------------     ----------------------------------------------

PURCHASER:U.S. AUTOMOBILE ACCEPTANCE SNP IV, INC.  BY:
                                                       ----------------------------------------------

NAME:                                              TITLE:
       -------------------------------------------     ----------------------------------------------

                              FORM OF BILL OF SALE

         ____________________________________________, (the "Seller") hereby absolutely sells, transfers, assigns, sets-over and conveys to U. S. AUTOMOBILE ACCEPTANCE SNP-IV, INC., the ("Purchaser"), all rights, title, and interest in and to:

         (a) the Contracts, including all payment of principal and interest, late charges and other similar payments due now, previously, and hereafter acquired thereon and accruing after the Purchase Date, and all payments on the Contracts received prior to the Purchase Date which have not been applied to the amount due on the Contracts as of the Purchase Date;

         (b) the security interests created by the Contracts, and other rights of the Seller rising out of such security interests, in the Financed Vehicles;

         (c) all Insurance Policies relating to the Financed Vehicles or the Contracts;

         (d)      all documents and information contained in the Contract Files;

         (e)      all proceeds derived from any of the foregoing.

         Terms not defined herein have the meanings assigned to them in the Sale and Purchase Agreement, dated between the Seller and the Purchaser.

         This Bill of Sale shall be governed by the laws of the United States without regard to conflicts of laws rules thereof.

                                    DATED: ____________________________

                                    By:________________________________

                                    Name_______________________________

                                    Title:_____________________________

                                   RESOLUTIONS

     I, SECRETARY OF ______________________________________________CERTIFY THAT
THE FOLLOWING RESOLUTIONS HAVE BEEN DULY ADOPTED BY THE BOARD OF DIRECTORS OF __________________________________ AND THAT SUCH RESOLUTIONS HAVE NOT BEEN
AMENDED OR RESCINDED AS OF THIS DATE.

     "Resolved that the officers of the corporations are hereby authorize to execute such documents and take such actions as may be necessary to complete the sale of the contracts to that certain Sale and Purchase Agreement dated ___________________ by and between this corporation and U.S. AUTOMOBILE ACCEPTANCE SNP-IV, INC.





                                   Signed this _____ day of ____________, 199_.




                                   -------------------------------------------
                                   SECRETARY

                             INCUMBENCY CERTIFICATE


                                                  DATE:_______________________

This will certify that __________________________________, whose signature appears on the Sale and Purchase Agreement dated ______________________, is the _______________________ of _____________________________________________ and is
authorized and empowered to execute such Sale and Purchase Agreement on behalf of such corporation.




                                        ----------------------------------
                                        Signature/Corporate Officer



                                        ----------------------------------
                                        Printed Name/Title



This certificate is furnished as Secretary of                                 .
                                              --------------------------------



                                        ----------------------------------
                                        Signature/Corporate Officer



                                        ----------------------------------
                                        Printed Name/Title

      INSERT OPTIONS TO CONTINUING PURCHASE AND SALE AGREEMENT - ARTICLE 4


1.       OBLIGOR PAYMENT DEFAULTS; FULL RECOURSE; REPURCHASE AGREEMENT

                  SECTION 4.1 FULL RECOURSE PERIOD. Cash Repurchase of Defaulting Contracts. In the event any Obligor defaults on a Contract prior to or on the due date of _____ monthly installment(s), Seller agrees to immediately repurchase such Contract or Contracts. Payment to Purchaser for repurchase of Contracts will be made within ten (10) business days following the default. Repurchased Contracts will be paid for in an amount that will cause no loss of principal or interest to the purchasers.


                  SECTION 4.2 DEFAULT. The Obligor shall be in default on a Contract if he fails to perform any payment obligation, fails to obtain or maintain property damage insurance, or commits any action or fails to take any action that would give rise to the right of repossession under the Contract.


                  SECTION 4.3 RESALE OF REPOSSESSION. Seller agrees to offer for resale, at Purchaser's option, vehicles that Purchaser has repossessed that were collateral on Contracts purchased from Seller. Seller agrees to use reasonable efforts to sell the vehicles on Contracts that will be acceptable to Purchaser.


2.       OBLIGOR DEFAULTS; DELINQUENCIES; REPLACEMENT OF CONTRACTS

                  SECTION 4.1 CASH REPURCHASE OR REPLACEMENT OF DELINQUENT CONTRACTS. In the event any of the Contracts become delinquent for a period of thirty (30) days or more, Seller agrees to immediately repurchase or replace such Contract or Contracts, with a Contract or Contracts, acceptable to Purchaser, secured by title to automobiles or light trucks, with the same net outstanding principal balance, the same aggregate interest rate and similar remaining payment terms and number of payments die so as to cause no loss of principal or interest to Purchaser. If Contracts are to be repurchased, this event will occur within ten (10) business days following the thirty (30) calendar days of delinquency. Repurchased Contracts will be paid for in an amount that will cause no loss of principal or interest to the purchasers. The replacement Contracts shall be a similar instrument of like amount with similar provisions secured by collateral of equal or greater fair market value and shall be replaced within ten (10) business days following the thirtieth (30) calendar day of delinquency. A cash adjustment will be made for replacement Contract differences at the time of the change. Replacement Contracts will be considered the same as a newly purchased Contract and will be treated accordingly if the Contract becomes delinquent.


3.       OBLIGOR DEFAULTS; FULL AND LIMITED RECOURSE; REPLACEMENT OF CONTRACTS

                  SECTION 4.1 CLASS A VEHICLES DEFINED. A vehicles qualifies as a Class A vehicle if, at the Closing Date as defined in Section 1.4, the vehicle:

         (a) is a passenger car and
                  (i)  has less than 50,000 actual miles, and
                  (ii) the difference between the current calendar year and the model year as stated on the certificate of title is 6 or less.

         (b) is a truck and
                  (i)  has less than 60,000 actual miles, and
                  (ii) the difference between the current calendar year and the model year as stated on the certificate of title is 6 or less.

                  SECTION 4.2 CLASS B VEHICLES DEFINED. Any vehicle that does not qualify as a Class A vehicle is a Class B vehicle.

                  SECTION 4.3 RECOURSE ON DEFAULTING CLASS A CONTRACTS. On any Contract on a Class A vehicle that goes into default at any time prior to or on the due date of the _____ monthly installment, or before the end of ____ months form the Closing date on Contracts that are not payable monthly, the seller agrees to repurchase the Contract. The repurchase price shall be the amount paid to Seller by Purchaser, reduced by any principal reduction made by the debtor prior to default, and increased by any unpaid interest that has accrued prior to default. Seller also agrees to reimburse Purchaser for any attorney fees and court costs incurred by Purchaser in obtaining possession of the vehicle. Default, for purpose of this Article 4, shall include any conditions of default stated in the retail installment contract, and
         (1) any payment default, (2) any vehicle that is wrecked, (3) any bankruptcy filing by the debtor, (4) any skip that can not be located, and (5) any vehicle deemed by Purchaser, in its sole discretion, to be inoperable or in unsatisfactory mechanical and operating condition.

                  SECTION 4.4 RECOURSE ON DEFAULTING CLASS B CONTRACTS. (A) On any Contract on a Class B vehicle that goes into default at any time prior to on the due day of the ____ monthly installment, or before the end or ___ months from the closing date on Contracts that are not payable monthly, the seller agrees to repurchase the Contract. The repurchase price shall be the amount paid to Seller by Purchaser, reduced by any principal reduction made by the debtor prior to default, and increased by any unpaid interest that has accrued prior to default. Seller also agrees to reimburse Purchaser for any attorney fees and court costs incurred by Purchaser in obtaining Possession of the vehicle. Default, for purpose of this Article 4, shall include any conditions of default stated in the retail installment contract, and
         (1) any payment default, (2) any vehicle that is wrecked, (3) any bankruptcy filing by the debtor, (4) any skip that can not be located, and (5) any vehicle deemed by Purchaser, in its sole discretion, to be inoperable or in unsatisfactory mechanical and operating condition. (B) On any Contract on a Class B vehicle that goes into default during the period of ___ days beginning the day after the repurchase period referred to above expires, the Purchase shall have limited recourse against Seller as described below:

                  (1) Seller shall have the option or repurchasing the Contract under the terms of Section 4.4 (a) above; (2) ____ of any deficiency remaining after the vehicle is sold at a wholesale auto auction, with the proceeds first applied using the repurchase formula act set forth in Section 4.4 (a). (3) Replacement of the Contract with a new Contract generated by selling the vehicle in a retail transaction approved by Purchaser. If the sale is approved by Purchaser, the Seller shall retain the down payment received or ten percent of the selling price, whichever is less, as compensation for reselling the vehicle. The Seller shall pay one-half the cost of reconditioning the vehicle for resale up to a maximum of $_____ as the Seller's share. If the vehicle is re-sold in a transaction accepted by Purchaser within 45 days of the time the vehicle is reconditioned, and the new Contract is properly assigned to Purchase, the Seller will have no further obligation to Purchaser with regard to the original Contract. If the Seller fails, the Seller shall sell the vehicle at a wholesale auto auction, applying the proceeds first to the repurchase formula described in Section 4.4 (a) above. If any deficiency remains, the Seller shall immediately pay one-half of the deficiency to Purchaser.

                  SECTION 4.5 RESALE OF REPOSSESSION. Seller agrees to offer for resale, at Purchaser's option, vehicles that Purchaser has repossessed that were collateral on Contracts purchased by Purchaser from Seller. Seller agrees to use reasonable efforts to sell the vehicles on Contracts that will be acceptable to Purchaser.


4.       OBLIGOR DEFAULT; RESALE OF REPOSSESSION

                  SECTION 4.1 RESALE OF REPOSSESSION. Seller agrees to offer for resale, at Purchaser's option, vehicles that Purchaser has repossessed that were collateral on Contracts purchased by Purchaser from Seller. Seller agrees to use reasonable efforts to sell the vehicles on Contracts that will be acceptable to Purchaser.


5.       OBLIGOR DEFAULT; OTHER DEALER RECOURSE

                  SECTION 5.2 ASSIGNMENT. This Assignment is subject to the provisions set out below in the paragraph(s) initialed by Assignor, if any.